Exhibit 99.1

Jeff Hansen
Investor Relations
Marriott Vacations Worldwide Corporation
407.206.6149
Jeff.Hansen@mvwc.com
Ed Kinney
Corporate Communications
Marriott Vacations Worldwide Corporation
407.206.6278
Ed.Kinney@mvwc.com

Marriott Vacations Worldwide Reports First Quarter Financial Results
ORLANDO, Fla. – May 3, 2018 – Marriott Vacations Worldwide Corporation (NYSE: VAC) today reported first quarter financial results and reaffirmed its guidance for the full year 2018.
The company adopted Accounting Standards Update 2014-09, “Revenue from Contracts with Customers,” as amended, at the beginning of 2018. With this adoption, the company also restated its 2017 reported financial results and has provided a reconciliation to its previously reported financial results.
First Quarter 2018 Results:

•	Net income was $36 million, or $1.32 fully diluted earnings per share (“EPS”), compared to net income of $28 million, or $1.00 fully diluted EPS, in the first quarter of 2017.

•
Adjusted net income was $38 million, compared to adjusted net income of $28 million in the first quarter of 2017, an increase of 35 percent. Adjusted fully diluted EPS was $1.39, compared to adjusted fully diluted EPS of $1.01 in the first quarter of 2017, an increase of 38 percent.

•	Adjusted EBITDA totaled $63 million, an increase of $9 million, or 17 percent, year-over-year.

•
Total company vacation ownership contract sales were $204 million, an increase of $4 million, or 2 percent, compared to the prior year period. North America vacation ownership contract sales were $187 million, an increase of $4 million, or 2 percent, compared to the prior year period.

•
The company estimates that the 2017 hurricanes negatively impacted contract sales by more than $6 million in the first quarter. In addition, the company changed its financial reporting calendar at the beginning of 2017, and as a result, the prior year first quarter had two additional days of sales. Excluding both impacts, we estimate that total company and North America vacation ownership contract sales would have grown 6 percent and 7 percent, respectively, over the prior year period.

•	North America VPG totaled $3,728, a 1 percent increase from the first quarter of 2017. North America tours increased 3 percent year-over-year.

•	Development margin was $22 million, flat to the first quarter of 2017. Development margin percentage was 12.9 percent compared to 13.8 percent in the prior year quarter.

•
Total company adjusted development margin percentage, which excludes the impact of revenue reportability and other charges, was 16.4 percent in the first quarter of 2018 compared to 18.4 percent in the first quarter of 2017.

Marriott Vacations Worldwide Reports First Quarter Financial Results / 2

◦
North America adjusted development margin percentage, which excludes the impact of revenue reportability and other charges, was 19.9 percent in the first quarter of 2018 compared to 21.2 percent in the first quarter of 2017.

•
Rental revenues totaled $74 million, a $7 million, or 10 percent, increase from the first quarter of 2017. Rental revenues net of expenses were $18 million, a $4 million, or 31 percent, increase from the first quarter of 2017.

•
Resort management and other services revenues totaled $70 million, a $3 million, or 4 percent, increase from the first quarter of 2017. Resort management and other services revenues, net of expenses, totaled $32 million, a $2 million, or 8 percent, increase from the first quarter of 2017.

•
Financing revenues totaled $35 million, a $3 million, or 10 percent, increase from the first quarter of 2017. Financing revenues, net of expenses and consumer financing interest expense, were $25 million, a $2 million, or 11 percent, increase from the first quarter of 2017.

•	During the first quarter of 2018, the company returned $23 million to its shareholders through quarterly cash dividends and the repurchase of its common stock.

“I am very pleased with our start to 2018. In the first quarter, despite the lingering impact of the 2017 hurricanes, contract sales increased 2 percent and adjusted EBITDA grew 17 percent, as our business continues to grow from the ramp-up of our new locations as well as from marketing programs that continue to grow our tour flow,” said Stephen P. Weisz, president and chief executive officer. “Our first quarter performance was in line with our expectations, giving us confidence we can achieve our 2018 full year guidance, including contract sales growth of 7 to 12 percent, net income of $182 million to $193 million, and adjusted EBITDA of $310 million to $325 million.”
Non-GAAP financial measures, such as adjusted net income, adjusted EBITDA, adjusted fully diluted earnings per share, adjusted free cash flow, and adjusted development margin are reconciled and adjustments are shown and described in further detail on pages A-1 through A-17 of the Financial Schedules that follow.

Balance Sheet and Liquidity
On March 31, 2018, cash and cash equivalents totaled $324 million. Since the beginning of the year, real estate inventory balances decreased $2 million to $722 million, including $372 million of finished goods and $350 million of land and infrastructure. The company had $1 billion in debt outstanding, net of unamortized debt issuance costs, at the end of the first quarter, an increase of $83 million from year-end 2017, consisting primarily of $750 million of debt related to our securitized notes receivable and $194 million of convertible notes.
As of March 31, 2018, the company had approximately $244 million in available capacity under its revolving credit facility after taking into account outstanding letters of credit, and approximately $267 million of gross vacation ownership notes receivable eligible for securitization.

Impact of Accounting Changes
The company adopted Accounting Standards Update 2014-09, “Revenue from Contracts with Customers (Topic 606),” which, as amended, created ASC Topic 606, “Revenue from Contracts with Customers” (“ASC 606”), also referred to as the new “Revenue Standard,” on a retrospective basis, at the beginning of 2018, and as a result, recognition of revenue from the sale of vacation ownership products that is deemed collectible is deferred from the point in time at which the statutory rescission period expires to closing, when control of the vacation ownership product is transferred to the customer. In addition, the company aligned its assessment of collectibility of the transaction price for sales of vacation ownership products with its credit granting policies. The company elected the practical expedient to expense all marketing and sales costs as they are incurred. Its consolidated cost reimbursements revenues and expenses increased significantly, as all costs reimbursed to it by property owners’ associations are now reported on a gross basis. In connection with the adoption of the new Revenue Standard, the company also reclassified certain revenues and expenses.

Marriott Vacations Worldwide Reports First Quarter Financial Results / 3

Summary Restated 2017 Financial Results Reflecting the Impact of Adopting the new Revenue Standard
The retrospective adoption of the new Revenue Standard resulted in the following restated quarterly financial results for 2017 for net income and adjusted EBITDA as highlighted below. Net income and adjusted EBITDA are reconciled to the quarterly 2017 reported results on pages A-10 through A-14 of the Financial Schedules.

	Q1 2017		Q2 2017		Q3 2017		Q4 2017
$ in millions	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted
Net income	$33.7	$27.9	$44.3	$48.2	$40.8	$47.0	$108.0	$112.2
Adjusted EBITDA	$62.1	$53.6	$77.9	$83.6	$74.0	$84.8	$66.1	$72.0
Outlook
The company is reaffirming guidance for the full year 2018 on the non-GAAP financial measures provided below. Pages A-1 through A-17 of the Financial Schedules reconcile the non-GAAP financial measures set forth below to the following full year 2018 expected GAAP results:

Net income	$182 million	to	$193 million
Fully diluted EPS	$6.61	to	$7.01
Net cash provided by operating activities	$180 million	to	$205 million

Adjusted net income	$184 million	to	$195 million
Adjusted fully diluted EPS	$6.69	to	$7.09
Adjusted EBITDA	$310 million	to	$325 million
Adjusted free cash flow	$185 million	to	$215 million
Contract sales growth	7 percent	to	12 percent
First Quarter 2018 Earnings Conference Call
The company will hold a conference call at 10:00 a.m. ET today to discuss these results and the guidance for full year 2018. Participants may access the call by dialing 877-407-8289 or 201-689-8341 for international callers. A live webcast of the call will also be available in the Investor Relations section of the company’s website at www.marriottvacationsworldwide.com.
An audio replay of the conference call will be available for seven days and can be accessed at 877-660-6853 or 201-612-7415 for international callers. The conference ID for the recording is 13678402. The webcast will also be available on the company’s website.
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About Marriott Vacations Worldwide Corporation
Marriott Vacations Worldwide Corporation is a leading global pure-play vacation ownership company, offering a diverse portfolio of quality products, programs and management expertise with over 65 resorts. Its brands include Marriott Vacation Club, The Ritz-Carlton Destination Club and Grand Residences by Marriott. Since entering the industry in 1984 as part of Marriott International, Inc., the company earned its position as a leader and innovator in vacation ownership products. The company preserves high standards of excellence in serving its customers, investors and associates while maintaining a long-term relationship with Marriott International. For more information, please visit www.marriottvacationsworldwide.com.

Note on forward-looking statements: This press release and accompanying schedules contain “forward-looking statements” within the meaning of federal securities laws, including statements about future operating results, estimates, and assumptions, and similar statements concerning anticipated future events and expectations that are not historical facts. The company cautions you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including volatility in the economy and the credit markets, supply and demand

Marriott Vacations Worldwide Reports First Quarter Financial Results / 4

changes for vacation ownership and residential products, competitive conditions, the availability of capital to finance growth, and other matters referred to under the heading “Risk Factors” contained in the company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and in subsequent SEC filings, any of which could cause actual results to differ materially from those expressed in or implied in this press release. These statements are made as of May 3, 2018 and the company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Financial Schedules Follow

MARRIOTT VACATIONS WORLDWIDE CORPORATION
FINANCIAL SCHEDULES
QUARTER 1, 2018
TABLE OF CONTENTS

Consolidated Statements of Income	A-1
Adjusted Net Income, Adjusted Earnings Per Share - Diluted, EBITDA and Adjusted EBITDA	A-2
North America Segment Financial Results	A-3
Asia Pacific Segment Financial Results	A-4
Europe Segment Financial Results	A-5
Corporate and Other Financial Results	A-6
Consolidated Contract Sales to Sale of Vacation Ownership Products and Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses)	A-7
North America Contract Sales to Sale of Vacation Ownership Products and Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses)	A-8
2018 Outlook - Adjusted Net Income, Adjusted Earnings Per Share - Diluted, Adjusted EBITDA and Adjusted Free Cash Flow	A-9
ASC 606 Adjustments - Full Year 2017	A-10
ASC 606 Adjustments - First Quarter 2017	A-11
ASC 606 Adjustments - Second Quarter 2017	A-12
ASC 606 Adjustments - Third Quarter 2017	A-13
ASC 606 Adjustments - Fourth Quarter 2017	A-14
ASC 606 Adjustments - Consolidated Adjusted Development Margin	A-15
Non-GAAP Financial Measures	A-16
Consolidated Balance Sheets	A-18
Consolidated Statements of Cash Flows	A-19

NOTE: Contract sales consist of the total amount of vacation ownership product sales under contract signed during the period where we have received a down payment of at least ten percent of the contract price, reduced by actual rescissions during the period, inclusive of contracts associated with sales of vacation ownership products on behalf of third parties, which we refer to as “resales contract sales”.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31, 2018	March 31, 2017
REVENUES
Sale of vacation ownership products	$174,789	$163,877
Resort management and other services	70,180	67,419
Financing	35,482	32,111
Rental	74,210	67,679
Cost reimbursements	216,188	197,214
TOTAL REVENUES	570,849	528,300
EXPENSES
Cost of vacation ownership products	46,363	43,771
Marketing and sales	105,934	97,498
Resort management and other services	37,778	37,471
Financing	4,248	4,017
Rental	55,899	53,708
General and administrative	29,435	27,539
Litigation settlement	(103)	—
Consumer financing interest	6,606	5,938
Royalty fee	14,824	16,070
Cost reimbursements	216,188	197,214
TOTAL EXPENSES	517,172	483,226
Gains (losses) and other income (expense), net	446	(59)
Interest expense	(4,317)	(781)
Other	(3,116)	(369)
INCOME BEFORE INCOME TAXES	46,690	43,865
Provision for income taxes	(10,709)	(15,975)
NET INCOME	$35,981	$27,890

Earnings per share - Basic	$1.35	$1.02
Earnings per share - Diluted	$1.32	$1.00

Basic Shares	26,685	27,251
Diluted Shares	27,306	27,900
	Three Months Ended
	March 31, 2018	March 31, 2017
Contract sales	$203,661	$199,618
NOTE: Earnings per share - Basic and Earnings per share - Diluted are calculated using whole dollars.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(In thousands, except per share amounts)
ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE - DILUTED

	Three Months Ended
	March 31, 2018	March 31, 2017
Net income	$35,981	$27,890
Less certain items:
Acquisition costs	3,160	412
Litigation settlement	(103)	—
(Gains) losses and other (income) expense, net	(446)	59
Certain items before provision for income taxes	2,611	471
Provision for income taxes on certain items	(629)	(173)
Adjusted net income **	$37,963	$28,188
Earnings per share - Diluted	$1.32	$1.00
Adjusted earnings per share - Diluted **	$1.39	$1.01
Diluted Shares	27,306	27,900
EBITDA AND ADJUSTED EBITDA
	Three Months Ended
	March 31, 2018	March 31, 2017
Net income	$35,981	$27,890
Interest expense [1]	4,317	781
Tax provision	10,709	15,975
Depreciation and amortization	5,601	5,191
EBITDA **	56,608	49,837
Non-cash share-based compensation	3,601	3,276
Certain items before provision for income taxes	2,611	471
Adjusted EBITDA **	$62,820	$53,584

**	Denotes non-GAAP financial measures. Please see pages A-16 and A-17 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
1	Interest expense excludes consumer financing interest expense.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
NORTH AMERICA SEGMENT
(In thousands)

	Three Months Ended
	March 31, 2018	March 31, 2017
REVENUES
Sale of vacation ownership products	$160,696	$151,709
Resort management and other services	63,531	62,073
Financing	33,529	30,239
Rental	68,075	62,485
Cost reimbursements	202,626	181,566
TOTAL REVENUES	528,457	488,072
EXPENSES
Cost of vacation ownership products	40,985	38,923
Marketing and sales	93,383	87,422
Resort management and other services	32,283	32,969
Rental	47,183	46,054
Litigation settlement	(211)	—
Royalty fee	1,837	2,690
Cost reimbursements	202,626	181,566
TOTAL EXPENSES	418,086	389,624
Losses and other expense, net	(14)	(34)
Other	(2,451)	51
SEGMENT FINANCIAL RESULTS	$107,906	$98,465

SEGMENT FINANCIAL RESULTS	$107,906	$98,465
Less certain items:
Acquisition costs	2,500	—
Litigation settlement	(211)	—
Losses and other expense, net	14	34
Certain items	2,303	34
ADJUSTED SEGMENT FINANCIAL RESULTS **	$110,209	$98,499

	Three Months Ended
	March 31, 2018	March 31, 2017
Contract sales	$187,144	$183,220

**	Denotes non-GAAP financial measures. Please see pages A-16 and A-17 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
ASIA PACIFIC SEGMENT
(In thousands)

	Three Months Ended
	March 31, 2018	March 31, 2017
REVENUES
Sale of vacation ownership products	$11,246	$9,155
Resort management and other services	1,313	942
Financing	1,214	1,123
Rental	3,325	2,904
Cost reimbursements	1,766	1,110
TOTAL REVENUES	18,864	15,234
EXPENSES
Cost of vacation ownership products	3,146	2,058
Marketing and sales	8,637	6,763
Resort management and other services	1,111	872
Rental	5,026	4,326
Royalty fee	253	228
Cost reimbursements	1,766	1,110
TOTAL EXPENSES	19,939	15,357
Losses and other expense, net	—	(20)
Other	(5)	(8)
SEGMENT FINANCIAL RESULTS	$(1,080)	$(151)

SEGMENT FINANCIAL RESULTS	$(1,080)	$(151)
Less certain items:
Losses and other expense, net	—	20
Certain items	—	20
ADJUSTED SEGMENT FINANCIAL RESULTS **	$(1,080)	$(131)

	Three Months Ended
	March 31, 2018	March 31, 2017
Contract sales	$12,343	$11,948

**	Denotes non-GAAP financial measures. Please see pages A-16 and A-17 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
EUROPE SEGMENT
(In thousands)

	Three Months Ended
	March 31, 2018	March 31, 2017
REVENUES
Sale of vacation ownership products	$2,847	$3,013
Resort management and other services	5,336	4,404
Financing	739	749
Rental	2,810	2,290
Cost reimbursements	11,796	14,538
TOTAL REVENUES	23,528	24,994
EXPENSES
Cost of vacation ownership products	410	555
Marketing and sales	3,914	3,313
Resort management and other services	4,384	3,630
Rental	3,690	3,328
Litigation settlement	108	—
Royalty fee	40	46
Cost reimbursements	11,796	14,538
TOTAL EXPENSES	24,342	25,410
SEGMENT FINANCIAL RESULTS	$(814)	$(416)

SEGMENT FINANCIAL RESULTS	$(814)	$(416)
Less certain items:
Litigation settlement	108	—
Certain items	108	—
ADJUSTED SEGMENT FINANCIAL RESULTS **	$(706)	$(416)

	Three Months Ended
	March 31, 2018	March 31, 2017
Contract sales	$4,174	$4,450

**	Denotes non-GAAP financial measures. Please see pages A-16 and A-17 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CORPORATE AND OTHER
(In thousands)

	Three Months Ended
	March 31, 2018	March 31, 2017
EXPENSES
Cost of vacation ownership products	$1,822	$2,235
Financing	4,248	4,017
General and administrative	29,435	27,539
Consumer financing interest	6,606	5,938
Royalty fee	12,694	13,106
TOTAL EXPENSES	54,805	52,835
Gains (losses) and other income (expense), net	460	(5)
Interest expense	(4,317)	(781)
Other	(660)	(412)
TOTAL FINANCIAL RESULTS	$(59,322)	$(54,033)

TOTAL FINANCIAL RESULTS	$(59,322)	$(54,033)
Less certain items:
Acquisition costs	660	412
(Gains) losses and other (income) expense, net	(460)	5
Certain items	200	417
ADJUSTED FINANCIAL RESULTS **	$(59,122)	$(53,616)

**	Denotes non-GAAP financial measures. Please see pages A-16 and A-17 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CONSOLIDATED CONTRACT SALES TO SALE OF VACATION OWNERSHIP PRODUCTS
(In thousands)

	Three Months Ended
($ in thousands)	March 31, 2018	March 31, 2017
Contract sales	$203,661	$199,618
Less resales contract sales	(7,540)	(5,784)
Contract sales, net of resales	196,121	193,834
Plus:
Settlement revenue [1]	3,514	3,339
Resales revenue [1]	2,207	1,585
Revenue recognition adjustments:
Reportability	(11,509)	(14,148)
Sales reserve	(8,875)	(12,723)
Other [2]	(6,669)	(8,010)
Sale of vacation ownership products	$174,789	$163,877

1	Previously included in Resort management and other services revenue prior to the adoption of the new Revenue Standard.
2	Adjustment for sales incentives that will not be recognized as Sale of vacation ownership products revenue and other adjustments to Sale of vacation ownership products revenue.
MARRIOTT VACATIONS WORLDWIDE CORPORATION
CONSOLIDATED ADJUSTED DEVELOPMENT MARGIN
(ADJUSTED SALE OF VACATION OWNERSHIP PRODUCTS NET OF EXPENSES)
(In thousands)

	Three Months Ended
	March 31, 2018	March 31, 2017
Sale of vacation ownership products	$174,789	$163,877
Less:
Cost of vacation ownership products	46,363	43,771
Marketing and sales	105,934	97,498
Development margin	22,492	22,608
Revenue recognition reportability adjustment	7,948	9,806
Adjusted development margin **	$30,440	$32,414
Development margin percentage [1]	12.9%	13.8%
Adjusted development margin percentage	16.4%	18.4%

**	Denotes non-GAAP financial measures. Please see pages A-16 and A-17 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
1	Development margin percentage represents Development margin divided by Sale of vacation ownership products.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
NORTH AMERICA CONTRACT SALES TO SALE OF VACATION OWNERSHIP PRODUCTS
(In thousands)

	Three Months Ended
($ in thousands)	March 31, 2018	March 31, 2017
Contract sales	$187,144	$183,220
Less resales contract sales	(7,212)	(5,784)
Contract sales, net of resales	179,932	177,436
Plus:
Settlement revenue [1]	3,492	3,287
Resales revenue [1]	2,130	1,585
Revenue recognition adjustments:
Reportability	(10,904)	(13,599)
Sales reserve	(7,974)	(9,767)
Other [2]	(5,980)	(7,233)
Sale of vacation ownership products	$160,696	$151,709

1	Previously included in Resort management and other services revenue prior to the adoption of the new Revenue Standard.
2	Adjustment for sales incentives that will not be recognized as Sale of vacation ownership products revenue and other adjustments to Sale of vacation ownership products revenue.
MARRIOTT VACATIONS WORLDWIDE CORPORATION
NORTH AMERICA ADJUSTED DEVELOPMENT MARGIN
(ADJUSTED SALE OF VACATION OWNERSHIP PRODUCTS NET OF EXPENSES)
(In thousands)

	Three Months Ended
	March 31, 2018	March 31, 2017
Sale of vacation ownership products	$160,696	$151,709
Less:
Cost of vacation ownership products	40,985	38,923
Marketing and sales	93,383	87,422
Development margin	26,328	25,364
Revenue recognition reportability adjustment	7,527	9,410
Adjusted development margin **	$33,855	$34,774
Development margin percentage [1]	16.4%	16.7%
Adjusted development margin percentage	19.9%	21.2%

**	Denotes non-GAAP financial measures. Please see pages A-16 and A-17 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
1	Development margin percentage represents Development margin divided by Sale of vacation ownership products.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
2018 ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE - DILUTED OUTLOOK
(In millions, except per share amounts)

	Fiscal Year 2018 (low)	Fiscal Year 2018 (high)
Net income	$182	$193
Adjustments to reconcile Net income to Adjusted net income
Certain items [1]	3	3
Provision for income taxes on adjustments to net income	(1)	(1)
Adjusted net income **	$184	$195
Earnings per share - Diluted [2]	$6.61	$7.01
Adjusted earnings per share - Diluted **, 2	$6.69	$7.09
Diluted shares [2]	27.5	27.5

1	Certain items adjustment includes $3 million of acquisition costs.
2	Earnings per share - Diluted, Adjusted earnings per share - Diluted, and Diluted shares outlook includes the impact of share repurchase activity only through May 1, 2018.

2018 ADJUSTED EBITDA OUTLOOK

	Fiscal Year 2018 (low)	Fiscal Year 2018 (high)
Net income	$182	$193
Interest expense [1]	17	17
Tax provision	65	69
Depreciation and amortization	26	26
EBITDA **	290	305
Non-cash share-based compensation	17	17
Certain items [2]	3	3
Adjusted EBITDA **	$310	$325

1	Interest expense excludes consumer financing interest expense.
2	Certain items adjustment includes $3 million of acquisition costs.

2018 ADJUSTED FREE CASH FLOW OUTLOOK

	Fiscal Year 2018 (low)	Fiscal Year 2018 (high)
Net cash provided by operating activities	$180	$205
Capital expenditures for property and equipment (excluding inventory):
New sales centers [1]	(10)	(10)
Other	(27)	(32)
Borrowings from securitization transactions	360	380
Repayment of debt related to securitizations	(280)	(290)
Free cash flow **	223	253
Adjustments:
Net change in borrowings available from the securitization of eligible vacation ownership notes receivable through the warehouse credit facility [2]	—	(2)
Inventory / other payments associated with capital efficient inventory arrangements	(38)	(40)
Change in restricted cash	—	4
Adjusted free cash flow **	$185	$215

1	Represents the incremental investment in new sales centers.
2	Represents the net change in borrowings available from the securitization of eligible vacation ownership notes receivable through the warehouse credit facility between the 2017 and 2018 year ends.
**	Denotes non-GAAP financial measures. Please see pages A-16 and A-17 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
ASC 606 ADJUSTMENTS - FULL YEAR 2017
(In thousands)

	2017 As Reported	Adjustments	2017 As Adjusted

REVENUES
Sale of vacation ownership products	$727,940	$29,498	$757,438
Resort management and other services	306,196	(27,358)	278,838
Financing	134,906	—	134,906
Rental	322,902	(60,863)	262,039
Cost reimbursements	460,001	289,601	749,602
TOTAL REVENUES	1,951,945	230,878	2,182,823
EXPENSES
Cost of vacation ownership products	177,813	17,034	194,847
Marketing and sales	408,715	(13,825)	394,890
Resort management and other services	172,137	(17,913)	154,224
Financing	17,951	—	17,951
Rental	281,352	(57,970)	223,382
General and administrative	110,225	—	110,225
Litigation settlement	4,231	—	4,231
Consumer financing interest	25,217	—	25,217
Royalty fee	63,021	—	63,021
Cost reimbursements	460,001	289,601	749,602
TOTAL EXPENSES	1,720,663	216,927	1,937,590
Gains and other income, net	5,772	—	5,772
Interest expense	(9,572)	—	(9,572)
Other	(1,599)	—	(1,599)
INCOME BEFORE INCOME TAXES	225,883	13,951	239,834
Benefit (provision) for income taxes	895	(5,405)	(4,510)
NET INCOME	$226,778	$8,546	$235,324

NET INCOME	$226,778	$8,546	$235,324
Interest expense [1]	9,572	—	9,572
Tax (benefit) provision	(895)	5,405	4,510
Depreciation and amortization	21,494	—	21,494
EBITDA **	256,949	13,951	270,900
Non-cash share-based compensation	16,286	—	16,286
Certain items before income taxes	6,805	—	6,805
ADJUSTED EBITDA **	$280,040	$13,951	$293,991

**	Denotes non-GAAP financial measures. Please see pages A-16 and A-17 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
1	Interest expense excludes consumer financing interest expense.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
ASC 606 ADJUSTMENTS - FIRST QUARTER 2017
(In thousands)

	Q1 2017 As Reported	Adjustments	Q1 2017 As Adjusted

REVENUES
Sale of vacation ownership products	$172,155	$(8,278)	$163,877
Resort management and other services	72,964	(5,545)	67,419
Financing	32,111	—	32,111
Rental	85,256	(17,577)	67,679
Cost reimbursements	123,633	73,581	197,214
TOTAL REVENUES	486,119	42,181	528,300
EXPENSES
Cost of vacation ownership products	42,620	1,151	43,771
Marketing and sales	100,661	(3,163)	97,498
Resort management and other services	41,645	(4,174)	37,471
Financing	4,017	—	4,017
Rental	70,432	(16,724)	53,708
General and administrative	27,539	—	27,539
Consumer financing interest	5,938	—	5,938
Royalty fee	16,070	—	16,070
Cost reimbursements	123,633	73,581	197,214
TOTAL EXPENSES	432,555	50,671	483,226
Losses and other expense, net	(59)	—	(59)
Interest expense	(781)	—	(781)
Other	(369)	—	(369)
INCOME BEFORE INCOME TAXES	52,355	(8,490)	43,865
Provision for income taxes	(18,655)	2,680	(15,975)
NET INCOME	$33,700	$(5,810)	$27,890

NET INCOME	$33,700	$(5,810)	$27,890
Interest expense [1]	781	—	781
Tax provision	18,655	(2,680)	15,975
Depreciation and amortization	5,191	—	5,191
EBITDA **	58,327	(8,490)	49,837
Non-cash share-based compensation	3,276	—	3,276
Certain items before income taxes	471	—	471
ADJUSTED EBITDA **	$62,074	$(8,490)	$53,584

**	Denotes non-GAAP financial measures. Please see pages A-16 and A-17 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
1	Interest expense excludes consumer financing interest expense.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
ASC 606 ADJUSTMENTS - SECOND QUARTER 2017
(In thousands)

	Q2 2017 As Reported	Adjustments	Q2 2017 As Adjusted

REVENUES
Sale of vacation ownership products	$191,010	$10,846	$201,856
Resort management and other services	79,158	(7,218)	71,940
Financing	32,530	—	32,530
Rental	84,188	(14,898)	69,290
Cost reimbursements	110,734	76,086	186,820
TOTAL REVENUES	497,620	64,816	562,436
EXPENSES
Cost of vacation ownership products	46,143	4,882	51,025
Marketing and sales	104,029	(4,861)	99,168
Resort management and other services	44,008	(4,595)	39,413
Financing	3,449	—	3,449
Rental	70,163	(12,407)	57,756
General and administrative	29,534	—	29,534
Litigation settlement	183	—	183
Consumer financing interest	5,654	—	5,654
Royalty fee	16,307	—	16,307
Cost reimbursements	110,734	76,086	186,820
TOTAL EXPENSES	430,204	59,105	489,309
Losses and other expense, net	(166)	—	(166)
Interest expense	(1,757)	—	(1,757)
Other	(100)	—	(100)
INCOME BEFORE INCOME TAXES	65,393	5,711	71,104
Provision for income taxes	(21,117)	(1,801)	(22,918)
NET INCOME	$44,276	$3,910	$48,186

NET INCOME	$44,276	$3,910	$48,186
Interest expense [1]	1,757	—	1,757
Tax provision	21,117	1,801	22,918
Depreciation and amortization	5,001	—	5,001
EBITDA **	72,151	5,711	77,862
Non-cash share-based compensation	5,175	—	5,175
Certain items before income taxes	548	—	548
ADJUSTED EBITDA **	$77,874	$5,711	$83,585

**	Denotes non-GAAP financial measures. Please see pages A-16 and A-17 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
1	Interest expense excludes consumer financing interest expense.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
ASC 606 ADJUSTMENTS - THIRD QUARTER 2017
(In thousands)

	Q3 2017 As Reported	Adjustments	Q3 2017 As Adjusted

REVENUES
Sale of vacation ownership products	$180,522	$2,886	$183,408
Resort management and other services	76,882	(7,044)	69,838
Financing	34,685	—	34,685
Rental	81,177	(14,896)	66,281
Cost reimbursements	113,724	62,745	176,469
TOTAL REVENUES	486,990	43,691	530,681
EXPENSES
Cost of vacation ownership products	42,826	2,996	45,822
Marketing and sales	100,527	(4,687)	95,840
Resort management and other services	44,696	(4,535)	40,161
Financing	5,062	—	5,062
Rental	71,048	(23,654)	47,394
General and administrative	26,666	—	26,666
Litigation settlement	2,033	—	2,033
Consumer financing interest	6,498	—	6,498
Royalty fee	15,220	—	15,220
Cost reimbursements	113,724	62,745	176,469
TOTAL EXPENSES	428,300	32,865	461,165
Gains and other income, net	6,977	—	6,977
Interest expense	(2,642)	—	(2,642)
Other	104	—	104
INCOME BEFORE INCOME TAXES	63,129	10,826	73,955
Provision for income taxes	(22,367)	(4,571)	(26,938)
NET INCOME	$40,762	$6,255	$47,017

NET INCOME	$40,762	$6,255	$47,017
Interest expense [1]	2,642	—	2,642
Tax provision	22,367	4,571	26,938
Depreciation and amortization	5,610	—	5,610
EBITDA **	71,381	10,826	82,207
Non-cash share-based compensation	3,898	—	3,898
Certain items before income taxes	(1,327)	—	(1,327)
ADJUSTED EBITDA **	$73,952	$10,826	$84,778

**	Denotes non-GAAP financial measures. Please see pages A-16 and A-17 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
1	Interest expense excludes consumer financing interest expense.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
ASC 606 ADJUSTMENTS - FOURTH QUARTER 2017
(In thousands)

	Q4 2017 As Reported	Adjustments	Q4 2017 As Adjusted

REVENUES
Sale of vacation ownership products	$184,253	$24,044	$208,297
Resort management and other services	77,192	(7,551)	69,641
Financing	35,580	—	35,580
Rental	72,281	(13,492)	58,789
Cost reimbursements	111,910	77,189	189,099
TOTAL REVENUES	481,216	80,190	561,406
EXPENSES
Cost of vacation ownership products	46,224	8,005	54,229
Marketing and sales	103,498	(1,114)	102,384
Resort management and other services	41,788	(4,609)	37,179
Financing	5,423	—	5,423
Rental	69,709	(5,185)	64,524
General and administrative	26,486	—	26,486
Litigation settlement	2,015	—	2,015
Consumer financing interest	7,127	—	7,127
Royalty fee	15,424	—	15,424
Cost reimbursements	111,910	77,189	189,099
TOTAL EXPENSES	429,604	74,286	503,890
Losses and other expense, net	(980)	—	(980)
Interest expense	(4,392)	—	(4,392)
Other	(1,234)	—	(1,234)
INCOME BEFORE INCOME TAXES	45,006	5,904	50,910
Benefit for income taxes	63,034	(1,713)	61,321
NET INCOME	$108,040	$4,191	$112,231

NET INCOME	$108,040	$4,191	$112,231
Interest expense [1]	4,392	—	4,392
Tax benefit	(63,034)	1,713	(61,321)
Depreciation and amortization	5,692	—	5,692
EBITDA **	55,090	5,904	60,994
Non-cash share-based compensation	3,937	—	3,937
Certain items before income taxes	7,113	—	7,113
ADJUSTED EBITDA **	$66,140	$5,904	$72,044

**	Denotes non-GAAP financial measures. Please see pages A-16 and A-17 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
1	Interest expense excludes consumer financing interest expense.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
ASC 606 ADJUSTMENTS - CONSOLIDATED ADJUSTED DEVELOPMENT MARGIN
(In thousands)

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	2017
Sale of vacation ownership products	$163,877	$201,856	$183,408	$208,297	$757,438
Less:
Cost of vacation ownership products	43,771	51,025	45,822	54,229	194,847
Marketing and sales	97,498	99,168	95,840	102,384	394,890
Development margin	22,608	51,663	41,746	51,684	167,701
Revenue recognition reportability adjustment	9,806	(6,858)	(805)	(16,059)	(13,916)
Certain items	—	—	1,754	1,160	2,914
Adjusted development margin **	$32,414	$44,805	$42,695	$36,785	$156,699
Development margin percentage [1]	13.8%	25.6%	22.8%	24.8%	22.1%
Adjusted development margin percentage	18.4%	23.2%	23.4%	19.6%	21.2%

**	Denotes non-GAAP financial measures. Please see pages A-16 and A-17 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
1	Development margin percentage represents Development margin divided by Sale of vacation ownership products.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
NON-GAAP FINANCIAL MEASURES
In our press release and schedules, and on the related conference call, we report certain financial measures that are not prescribed by United States generally accepted accounting principles (“GAAP”). We discuss our reasons for reporting these non-GAAP financial measures below, and the financial schedules reconcile the most directly comparable GAAP financial measure to each non-GAAP financial measure that we report (identified by a double asterisk (“**”) on the preceding pages). Although we evaluate and present these non-GAAP financial measures for the reasons described below, please be aware that these non-GAAP financial measures have limitations and should not be considered in isolation or as a substitute for revenues, net income, earnings per share or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and / or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP financial measures we report may not be comparable to those reported by others.
Adjusted Net Income
We evaluate non-GAAP financial measures, including Adjusted Net Income, Adjusted EBITDA, and Adjusted Development Margin, that exclude certain items in the quarters ended March 31, 2018 and March 31, 2017, because these non-GAAP financial measures allow for period-over-period comparisons of our on-going core operations before the impact of these items. These non-GAAP financial measures also facilitate our comparison of results from our on-going core operations before these items with results from other vacation ownership companies.
Certain items - Quarter Ended March 31, 2018
In our Statement of Income for the quarter ended March 31, 2018, we recorded $2.6 million of net pre-tax items, which included $3.2 million of acquisition costs, including $2.5 million of acquisition costs associated with the anticipated future capital efficient acquisition of the operating property in San Francisco, California and $0.7 million of other acquisition costs, partially offset by a $0.5 million favorable true up of previously recorded costs associated with Hurricane Irma and Hurricane Maria (recorded in gains and other income) and a $0.1 million true up of previously recorded litigation settlement expenses.
Certain items - Quarter Ended March 31, 2017
In our Statement of Income for the quarter ended March 31, 2017, we recorded $0.5 million of net pre-tax items, which included $0.4 million of acquisition costs and $0.1 million of losses and other expense.
Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses)
We evaluate Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses) as an indicator of operating performance. Adjusted Development Margin adjusts Sale of vacation ownership products revenues for the impact of revenue reportability, includes corresponding adjustments to Cost of vacation ownership products expense and Marketing and sales expense associated with the change in revenues from the Sale of vacation ownership products, and may include adjustments for certain items as itemized in the discussion of Adjusted Net Income above. We evaluate Adjusted Development Margin because it allows for period-over-period comparisons of our on-going core operations before the impact of revenue reportability and certain items to our Development Margin.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
NON-GAAP FINANCIAL MEASURES
Earnings Before Interest Expense, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA
EBITDA is defined as earnings, or net income, before interest expense (excluding consumer financing interest expense), provision for income taxes, depreciation and amortization. For purposes of our EBITDA and Adjusted EBITDA calculations, we do not adjust for consumer financing interest expense because the associated debt is secured by vacation ownership notes receivable that have been sold to bankruptcy remote special purpose entities and is generally non-recourse to us. Further, we consider consumer financing interest expense to be an operating expense of our business. We consider EBITDA and Adjusted EBITDA to be indicators of operating performance, which we use to measure our ability to service debt, fund capital expenditures and expand our business. We also use EBITDA and Adjusted EBITDA, as do analysts, lenders, investors and others, because these measures exclude certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. EBITDA and Adjusted EBITDA also exclude depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. Adjusted EBITDA reflects additional adjustments for certain items, as itemized in the discussion of Adjusted Net Income above, and excludes non-cash share-based compensation expense to address considerable variability among companies in recording compensation expense because companies use share-based payment awards differently, both in the type and quantity of awards granted. Prior period presentation has been recast for consistency. We evaluate Adjusted EBITDA as an indicator of operating performance because it allows for period-over-period comparisons of our on-going core operations before the impact of the excluded items. Together, EBITDA and Adjusted EBITDA facilitate our comparison of results from our on-going core operations before the impact of these items with results from other vacation ownership companies.
Free Cash Flow and Adjusted Free Cash Flow
We evaluate Free Cash Flow and Adjusted Free Cash Flow as liquidity measures that provide useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment, changes in restricted cash, and the borrowing and repayment activity related to our securitizations, which cash can be used for strategic opportunities, including acquisitions and strengthening the balance sheet. Adjusted Free Cash Flow, which reflects additional adjustments to Free Cash Flow for the impact of organizational and separation related, litigation, and other cash charges, allows for period-over-period comparisons of the cash generated by our business before the impact of these items. Analysis of Free Cash Flow and Adjusted Free Cash Flow also facilitates management’s comparison of our results with our competitors’ results.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
INTERIM CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	March 31, 2018	December 31, 2017
ASSETS
Cash and cash equivalents	$323,831	$409,059
Restricted cash (including $34,987 and $32,321 from VIEs, respectively)	61,298	81,553
Accounts receivable, net (including $4,816 and $5,639 from VIEs, respectively)	63,038	91,659
Vacation ownership notes receivable, net (including $725,835 and $814,011 from VIEs, respectively)	1,132,783	1,114,552
Inventory	726,969	728,379
Property and equipment	251,264	252,727
Other (including $22,497 and $13,708 from VIEs, respectively)	200,768	166,653
TOTAL ASSETS	$2,759,951	$2,844,582

LIABILITIES AND EQUITY
Accounts payable	$79,959	$145,405
Advance deposits	96,647	84,087
Accrued liabilities (including $616 and $701 from VIEs, respectively)	121,975	119,810
Deferred revenue	114,243	69,058
Payroll and benefits liability	81,425	111,885
Deferred compensation liability	79,201	74,851
Debt, net (including $758,791 and $845,131 from VIEs, respectively)	1,012,350	1,095,213
Other	11,372	13,471
Deferred taxes	96,549	89,987
TOTAL LIABILITIES	1,693,721	1,803,767
Preferred stock — $0.01 par value; 2,000,000 shares authorized; none issued or outstanding	—	—
Common stock — $0.01 par value; 100,000,000 shares authorized; 36,976,481 and 36,861,843 shares issued, respectively	370	369
Treasury stock — at cost; 10,411,960 and 10,400,547 shares, respectively	(695,944)	(694,233)
Additional paid-in capital	1,184,106	1,188,538
Accumulated other comprehensive income	22,989	16,745
Retained earnings	554,709	529,396
TOTAL EQUITY	1,066,230	1,040,815
TOTAL LIABILITIES AND EQUITY	$2,759,951	$2,844,582
The abbreviation VIEs above means Variable Interest Entities.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2018	March 31, 2017
OPERATING ACTIVITIES
Net income	$35,981	$27,890
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	5,601	5,191
Amortization of debt discount and issuance costs	3,936	1,386
Vacation ownership notes receivable reserve	8,875	12,714
Share-based compensation	3,601	3,276
Deferred income taxes	6,714	3,039
Net change in assets and liabilities:
Accounts receivable	29,203	34,195
Vacation ownership notes receivable originations	(105,378)	(112,640)
Vacation ownership notes receivable collections	78,999	76,068
Inventory	1,417	19,801
Other assets	(24,724)	(26,704)
Accounts payable, advance deposits and accrued liabilities	(42,132)	(27,657)
Deferred revenue	45,163	38,771
Payroll and benefit liabilities	(30,650)	(14,500)
Deferred compensation liability	4,351	4,147
Other liabilities	(785)	(197)
Other, net	3,082	924
Net cash provided by operating activities	23,254	45,704
INVESTING ACTIVITIES
Capital expenditures for property and equipment (excluding inventory)	(2,763)	(5,055)
Purchase of company owned life insurance	(9,000)	(8,200)
Dispositions, net	—	1
Net cash used in investing activities	(11,763)	(13,254)
FINANCING ACTIVITIES
Repayment of debt related to securitization transactions	(86,341)	(54,340)
Debt issuance costs	(976)	(1,219)
Repurchase of common stock	(1,882)	—
Payment of dividends	(21,255)	(19,010)
Payment of withholding taxes on vesting of restricted stock units	(8,261)	(6,644)
Other, net	15	(16)
Net cash used in financing activities	(118,700)	(81,229)
Effect of changes in exchange rates on cash, cash equivalents and restricted cash	1,726	1,551
Decrease in cash, cash equivalents, and restricted cash	(105,483)	(47,228)
Cash, cash equivalents and restricted cash, beginning of period	490,612	213,102
Cash, cash equivalents and restricted cash, end of period	$385,129	$165,874